UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2009

SINO GAS INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in Charter)

Utah	000-51364	32-0028823

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No.18 Zhong Guan Cun Dong St.
Haidian District
Beijing 100083, People’s Republic of China
(Address of Principal Executive Offices)

86-10-82600527
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors; Election of Directors.

On May 10, 2009, Mr. Xinmin Zhang resigned from the position of Director of Sino Gas International Holdings, Inc. (the “Company”). Mr. Zhang did not have any disagreements with the Company prior to his resignation.  On May 19, 2009, Mr. Zhongsheng Liu was elected to the position of Director of the Company. From December 2008 until present, he served as executive vice president of China Merchants Investment (Fund) Management Co. From January 2006 to December 2008, he served as general manager of Zhengzhou Office of China Great Wall Asset Management Corporation. From July 2004 to January 2006, he served as general manager of market development department of China Great Wall Asset Management Corporation. From January 2001 to July 2004, he served as general manager of asset management department of China Great Wall Asset Management Corporation. Mr. Liu obtained a bachelor’s degree in Mine Construction and a second bachelor’s degree in Engineering Management, both from Shenyang Northeast University in 1983 and 1990 respectively. He also obtained a doctor’s degree of Management from Financial Science Research Institute of Ministry of Finance in 2005.

Mr. Liu’s term as a Director will be for two years. His annual maximum compensation will be no more than $15,000.00. He will be reimbursed for expenses such as round-trip air fare, telephone charges.

Item 7.01 Regulation FD Disclosure

On May 20, 2009, the Company held an earnings conference in connection with its earnings for the fiscal quarter ended March 31, 2008. The earnings conference script is attached as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Copy of Earnings Conference Script, dated May 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO GAS INTERNATIONAL HOLDINGS, INC.

Date: May 27, 2009	By:	/s/ Yuchuan Liu
Name: Yuchuan Liu
Title: Chief Executive Officer